SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:            November 25, 1997
(Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
             (Issuer in Respect of the Adjustable REMIC Pass-Through
                   Certificates, Series 1997-6) (Exact name of
                       registrant as specified in charter)

 Delaware                          33-66222                   13-3408713
_______________________________________________________________________________

(State or other juris-           (Commission            (I.R.S. Employer
diction of organization)         File Nos.)             Identification No.)


909 Third Avenue, New York, New York                     10043
------------------------------------                     -----
(Address of principal executive offices)                (Zip Code)


Registrant's Telephone Number, including area code (212) 559-3431


(Former name, former address and former fiscal year, if changed since last report.)

Item 5.     Other Events.

                       CITICORP MORTGAGE SECURITIES, INC.
         Adjustable Rate REMIC Pass-Through Certificates, Series 1997-6
                 -----------------------------------------------

                                November 25, 1997

                    DETAILED DESCRIPTION OF THE MORTGAGE POOL
                    -----------------------------------------
                         AND THE MORTGAGED PROPERTIES 1
                        --------------------------------

      On November 25, 1997, Citicorp Mortgage Securities, Inc. ("CMSI") will transfer to the Trustee Mortgage Loans evidenced by Mortgage Notes with an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before November 1, 1997) as of November 1, 1997 of $101,182,952.93. The Mortgage Loans will be delivered in exchange for the CitiCertificates, authenticated by the Trustee, evidencing 100% of the regular interests in the Trust. Distributions on the CitiCertificates will be made by The Bank of New York, as paying agent, by wire transfer or by such other means as the person entitled thereto and CMSI shall agree. CMSI may repurchase all Mortgage Loans remaining in the Mortgage Pool pursuant to the Pooling Agreement if at the time of repurchase the aggregate Adjusted Balance of such Mortgage Loans is less than $5,059,147.65. Information below is provided with respect to all Mortgage Loans included in the Mortgage Pool.

      The total number of Mortgage Loans as of November 1, 1997 was 245. The weighted average Note Rate of the Mortgage Loans as of November 1, 1997 was 5.783%. The initial Stated Rate of the CitiCertificates as of November 1, 1997 was 5.428%. The weighted average Maximum Note Rate of the Mortgage Loans as of November 1, 1997 was 11.631%. The weighted average Mortgage Margin of the Mortgage Loans as of November 1, 1997 was 2.762%. The weighted average remaining term to stated maturity of the Mortgage Loans as of November 1, 1997 was 351.66 months. All Mortgage Loans have original maturities of at least 20 but no more than 30 years. None of the Mortgage Loans were originated prior to September 1, 1996 or after October 1, 1997.

      None of the Mortgage Loans has a scheduled maturity later than October 1, 2027. Each Mortgage Loan has an original principal balance of not less than $79,800 nor more than $1,000,000. Mortgage Loans having an aggregate Adjusted Balance of $7,893,992 as of November 1, 1997 had loan-to-value ratios at origination in excess of 80%, but no Mortgage Loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratio at origination of the Mortgage Loans as of November 1, 1997 was 69.2%. No more than $2,282,508 of the Mortgage Loans are secured by Mortgaged Properties located in any one zip code. At least 96%2 of the Mortgage Loans are secured by Mortgaged Properties determined by Citicorp Mortgage, Inc. to be the primary residence of the borrower ("Mortgagor"). The sole basis for such determination is either (a) a representation by the Mortgagor at origination of the Mortgage Loan that the underlying property will be used for a period of at least 6 months every year or that he intends to use
-------------------------------
(1) Capitalized terms used herein and not otherwise defined have the meaning assigned thereto in the Prospectus Supplement dated November 12, 1997 and the Prospectus, dated November 12, 1997, (collectively, the "Prospectus"), relating to the Adjustable Rate REMIC Pass-Through Certificates, Series 1997-6.

(2) Such Percentages are expressed as
a percentage of the aggregate Adjusted Balance of the Mortgage Loans having such characteristics relative to the Adjusted Balance of all Mortgage Loans.

the underlying property as his primary residence, or (b) that the address of the underlying property is the Mortgagor's mailing address as reflected in Originator's records. None of the Mortgage Loans are secured by investment properties.

      At least 99% of the Mortgage Loans will be Mortgage Loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. No more than 10% of the Mortgage Loans will be refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. See "Loan Underwriting Policies" and "Delinquency, Foreclosure and Loss Considerations and Experience" in the Prospectus.

      All of the Mortgage Loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date.

      The Special Hazard Loss Amount as of November 1, 1997 was $2,230,456.90.

      The Fraud Loss Amount as of November 1, 1997 was $2,023,659.06.

      The Bankruptcy Loss Amount as of November 1, 1997 was $100,000.00.

      The aggregate Initial Stated Amount of the Class A CitiCertificates as of November 1, 1997 was $98,906,000.00.

      The aggregate Initial Stated Amount of the Class B-1 CitiCertificates as of November 1, 1997 was $1,113,000.00.

      The aggregate Initial Stated Amount of the Class B-2 CitiCertificates as of November 1, 1997 was $556,000.00.

      The aggregate Initial Stated Amount of the Class B-3 CitiCertificates as of November 1, 1997 was $607,952.93.

      The Subordinated CitiCertificate Percentage is 2.250332555105%*

      The Class B-1 Subordination Percentage is 1.150344891402%.*

      The Class B-2 Subordination Percentage is 0.600845213937%.*

-----------------
* Equal to the Initial Stated Amount thereof divided by the aggregate Adjusted Balance of the Mortgage Loans.

      The following tables set forth information regarding the Mortgage Loans as of November 1, 1997.


                     YEARS OF ORIGINATION OF MORTGAGE LOANS
                     --------------------------------------

                        Number of              Aggregate Principal
Year Originated         Loans                  Balances Outstanding
---------------         ---------              --------------------------
1996                         114               $        48,340,070
1997                         131                        52,842,883
                            ------                  --------------
Total                        245               $       101,182,953
                            ====                      =============


                  TYPES OF DWELLINGS SUBJECT TO MORTGAGE LOANS
                  --------------------------------------------

Type of                     Number of             Aggregate Principal
Dwelling Unit               Loans                 Balances Outstanding
---------------            -----------            --------------------
Detached houses                 229               $        96,241,909
Multi-family dwellings            1                           324,709
Townhouses                        3                         1,183,480
Condominium units (one            4                         1,125,141
  to four stories high)
Condominium units (over           7                         2,133,057
  four stories high)
Cooperative units                 1                           174,657
                              -----             ---------------------
Total                           245                $      101,182,953
                                ===                     =============

             NUMBER OF UNITS IN DWELLINGS SUBJECT TO MORTGAGE LOANS
             ------------------------------------------------------
Type of                     Number of               Aggregate Principal
Dwelling Unit               Loans                   Balances Outstanding
---------------            -----------             --------------------
1-family                        244                    $     100,858,244
2-family                          1                              324,709
                             -------                ---------------------
Total                           245                    $     101,182,953
                                ===                         ============


                             SIZES OF MORTGAGE LOANS
                             -----------------------
Outstanding Principa           Number of                  Aggregate Principal
Balance by Loan Size           Loans                      Balances Outstanding
---------------------------    -------------              --------------------
$149,999 and under                   6                       $       776,134
$150,000 through $199,999            3                               498,368
$200,000 through $249,999           28                             6,490,098
$250,000 through $299,999           47                            13,009,277
$300,000 through $349,999           32                            10,338,903
$350,000 through $399,999           27                            10,146,182
$400,000 through $449,999           18                             7,707,743
$450,000 through $499,999           26                            12,527,743
$500,000 through $549,999           13                             6,763,855
$550,000 through $599,999           14                             8,153,309
$600,000 through $649,999            4                             2,539,608
$650,000 through $699,999            5                             3,369,266
$700,000 through $749,999            5                             3,665,126
$750,000 through $799,999            3                             2,348,520
$800,000 through $849,999            2                             1,656,959
$850,000 through $899,999            4                             3,493,063
$900,000 through $949,999            2                             1,834,954
$950,000 through $999,999            6                             5,863,845
                                ------                   -------------------
Total                              245                       $   101,182,953
                                  ====                           ===========


                        DISTRIBUTION OF MORTGAGE LOANS BY
                                   NOTE RATES
                        ---------------------------------
Mortgage Loan                   Number of            Aggregate Principal
Note Rate                       Loans                Balances Outstanding
---------------------           ---------            --------------------
5.125% - 5.50%                      103                        39,546,829
5.51%  -  6.00%                     117                        51,543,071
6.01%  -  6.50%                       6                         2,276,961
6.51%  -  7.00%                       0                                 0
7.01%  -  7.50%                       4                         1,950,580
7.51%  -  8.00%                      10                         3,752,468
8.01%  -  8.375%                      5                         2,113,044
                                 ------               -------------------
Total                               245                    $  101,182,953
                                   ====                       ===========


                        DISTRIBUTION OF MORTGAGE LOANS BY
                               MAXIMUM NOTE RATES
                    -----------------------------------------
Maximum                          Number of               Aggregate Principal
Note Rate                        Loans                   Balances Outstanding
---------------------            ---------               ----------------------
11.125% - 11.50%                     107                      41,497,409
11.51%  -  12.00%                    127                      55,295,539
12.01%  -  12.50%                     10                       3,871,230
12.51%  -  12.625%                     1                         518,775
                                 -------             -------------------
Total                                245                  $  101,182,953
                                    ====                     ===========


                        DISTRIBUTION OF MORTGAGE LOANS BY
                       NEXT INTEREST RATE ADJUSTMENT DATE
              ----------------------------------------------------
Interest Rate                   Number of         Aggregate Principal
Adjustment Date                 Loans             Balances Outstanding
---------------------           ---------         --------------------
December 1, 1997                     18                      9,273,033
January 1, 1998                      76                     30,780,711
February 1, 1998                     86                     33,001,929
March 1, 1998                         1                        456,898
April 1, 1998                         1                        583,740
May 1, 1998                           2                        485,448
June 1, 1998                          1                        218,867
July 1, 1998                          1                        784,109
August 1, 1998                        6                      2,055,702
September 1, 1998                    12                      4,643,492
October 1, 1998                      30                     13,172,167
November 1, 1998                     11                      5,726,857
                                -------             ------------------
Total                               245                 $  101,182,953
                                   ====                    ===========


                        DISTRIBUTION OF MORTGAGE LOANS BY
                                MORTGAGE MARGINS
                        ---------------------------------
Mortgage Margin                 Number of          Aggregate Principal
                                Loans              Balances Outstanding
---------------------           ---------          --------------------
2.625% - 2.75%                      229                      95,406,014
2.76%  -  3.00%                      16                       5,776,939
                                -------             -------------------
Total                               245                  $  101,182,953
                                   ====                     ===========

                        DISTRIBUTION OF MORTGAGE LOANS BY
                       LOAN-TO-VALUE RATIOS AT ORIGINATION
                       -----------------------------------
                                   Number of           Aggregate Principal
Loan-to-Value Ratio                Loans               Balances Outstanding
-------------------------          ---------           --------------------
65.00% and Below                       63                 $        29,841,415
65.01% - 75.00%                        75                          35,387,875
75.01% - 80.00%                        75                          28,059,671
80.01% - 85.00%                         6                           1,649,643
85.01% - 90.00%                        18                           4,936,563
90.01% - 95.00%                         8                           1,307,786
                                  -------              ----------------------
Total                                 245                   $     101,182,953
                                     ====                       =============

            GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE
            --------------------------------------------------------
                               Number of             Aggregate Principal
State                          Loans                 Balances Outstanding
-----                          ---------             --------------------
Alabama                              2                 $         543,583
Arizona                              7                         3,247,629
Arkansas                             1                           222,368
California                          93                        40,833,464
Colorado                            15                         5,725,382
Connecticut                          4                         2,898,437
District of Columbia                 2                           689,268
Florida                              7                         3,380,500
Georgia                              6                         1,455,188
Hawaii                               1                           715,263
Idaho                                1                           363,394
Illinois                            43                        16,567,046
Indiana                              2                           481,298
Kansas                               1                           257,330
Maryland                             2                         1,140,749
Michigan                             9                         4,504,924
Minnesota                            2                           504,335
Missouri                             7                         2,149,708
Nevada                               2                         1,085,008
New Jersey                           1                           808,826
New Mexico                           1                           152,435
New York                             6                         2,993,758
North Carolina                       7                         2,551,385
Ohio                                 3                           813,563
Oregon                               1                           666,247
Texas                                8                         2,601,989
Utah                                 2                           692,276
Washington                           8                         2,840,752
Wisconsin                            1                           296,848
                                 -----             ---------------------
         Total                     245                $      101,182,953
                                  ====                     =============

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

         CITICORP MORTGAGE SECURITIES, INC.
         (Registrant)



         By: /s/ John H. Outland
               John H. Outland
               Senior Vice President


         Dated: November 25, 1997